Performance Commentary | 2nd Quarter 2024

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

July 19, 2024

Highlights

●	The AFL-CIO Housing Investment Trust (HIT) outperformed the Bloomberg US Aggregate Bond Index* (Bloomberg Aggregate or Benchmark) with a gross return of 0.66% and a net return of 0.58% for the second quarter, compared to 0.07% for the Benchmark.[1] Interest rates rose for the second consecutive quarter, however investment grade fixed income strategies produced positive total returns as income returns surpassed negative price returns. The 10-year Treasury rate closed at its second-highest quarter-end level in the last 15 years.
●	As of June 30, 2024, the HIT had a yield to worst of 5.65%, 65 basis points (bps) higher than the Bloomberg Aggregate, while also offering superior credit quality; 87% of the portfolio was government/agency credit compared to only 71% for the Bloomberg Aggregate at quarter end.
●	Commercial mortgage-backed securities (CMBS) were the best performing asset class in the Benchmark on an excess return basis for the second straight quarter. Demand for Agency CMBS outpaced supply, which fell to its lowest quarterly level since 2015. The HIT is structurally overweight the agency CMBS sector.
●	During the second quarter, the HIT committed to six impact investment projects with a total development cost of $431 million, committing to finance $150 million. These investments will enhance HIT portfolio yield while generating an estimated 1,427 union construction jobs and $703 million in economic impacts.[2] As of June 30, 2024, 39 projects financed by HIT were under construction.
●	The Federal Reserve did not change interest rates during the quarter, continuing to pause and assess the lagged impact of its restrictive monetary policy. Both inflation and the labor market showed signs of cooling during the second quarter, but inflation remains well above the Federal Reserve’s long run 2% target. The market now expects approximately two interest rate cuts by the end of the year, reduced from the over six cuts priced in as of December 31, 2023.
●	The HIT’s relative duration position remained slightly short compared to the Benchmark to end the second quarter. In 2024, the HIT interest rate risk strategy is to remain close to duration neutral relative to the Bloomberg Aggregate.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2 Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

2024 Q2 Portfolio Commentary

●	Investments in high credit quality funds should remain attractive given the uncertain path of interest rates and the elevated risk for asset valuations in the current high interest rate environment, as well as an expected slowdown in the economy in the second half of 2024.

2nd Quarter Performance

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investment grade fixed income strategies produced a positive total return for the second quarter, despite increasing interest rates. . Mixed of sticky inflation and a softening labor market have led the Federal Reserve to deliberate the timing of interest rates cuts. Spread performance versus Treasuries across investment grade fixed income was mixed due to sector-specific supply and demand dynamics. Ultimately, the HIT outperformed the Bloomberg Aggregate on a gross and net basis in the second quarter, with returns of 0.66% gross and 0.58% net compared 0.07% for the Benchmark.

The HIT’s relative performance for the quarter benefitted from its overweight to GSE-insured multifamily MBS as spreads tightened materially relative to Treasuries. The HIT is also underweight to agency-insured, fixed-rate single family MBS, which was the worst performing sector in investment grade fixed income for the quarter. Lastly, the HIT benefitted from being underweight to corporate bonds, which were the second worst performing major asset class in the index. HIT relative performance was hindered due to Ginne Mae REMIC structure spreads widening through the quarter.

2024 Q2 Portfolio Commentary

Positive contributions to HIT’s 2nd Quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s ongoing yield advantage over the Bloomberg Aggregate. As of June 30, 2024, the HIT had a relative yield advantage of 65 bps.

●	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the worst performing asset class in the Benchmark on an excess return basis. The HIT had a 15.2% allocation compared to 25.6% in the Bloomberg Aggregate on average for the quarter.

●	The portfolio’s underweight to corporate bonds, the second worst performing sector for the quarter on an excess return basis. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 24.6% during the quarter.

●	Performance by some agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries tightened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s) and FHA/Ginnie Mae permanent loan certificates (PLCs) tightened by approximately 8 and 2 respectively. The HIT portfolio had an average allocation of 24.5% to fixed-rate single-asset Fannie Mae DUS securities and 12.3% to PLCs during the quarter while the Benchmark had none.

●	The HIT’s short relative duration versus the Benchmark as rates sold off during the quarter. See “The Yield Curve – Treasuries” below.

●	The HIT’s overweight position to adjustable-rate securities due to elevated short-term interest rates. The HIT had an average allocation of 11.7% while the Benchmark had none.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	Performance by some agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries widened. FHA/Ginnie Mae construction loan certificates (CLC) widened by approximately 3 bps. The HIT had an average allocation of 5.1% to CLCs during the quarter while the Benchmark had none.

●	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by approximately 5 bps during the quarter. During the quarter, the portfolio had a 11.3% average allocation to REMICS while the Benchmark had none.

Fundamentals June 30, 2024	HIT	Bloomberg Aggregate*		HIT	Bloomberg Aggregate*
CREDIT PROFILE			YIELD
US Government/Agency/Cash	88.2%	71.1%	Current Yield	4.05%	3.68%
			Yield to Worst	5.65%	5.00%
INTEREST RATE RISK			CALL RISK
Effective Duration	5.97	6.02	Call Protected	72%	74%

2024 Q2 Portfolio Commentary

Market Overview

The US economy continued to grow, as first quarter real GDP increased at an annualized rate of 1.4%. Although the labor market has cooled this year and unemployment is slowly trending upwards, employment growth remained solid in the second quarter as the US economy added over 200,000 jobs in both May and June.

Inflation slowed meaningfully during the second quarter, following an uptick late in the first quarter that surprised fixed income markets. In May and June, core consumer prices printed below market expectations on a monthly and annual basis; June’s core CPI of 3.3% (Y/Y) reflected the slowest price growth since the first half of 2021. Nonetheless, inflation persists above the Fed’s stated 2% target rate.

Since July 2023, the Federal Reserve has kept its target range for the Federal Funds Rate steady at 5.25%-5.50%, awaiting indications that its more restrictive monetary measures have moderated economic activity and aligned labor supply and demand more effectively.

Despite a growing economy, the US housing crisis continues with single family home prices at a record high in the second quarter and single-family mortgage rates hovering near 7%, leading home purchase affordability to remain near multi-decade lows. The rental market has provided little relief – while apartment rents have slowed their pace of increase, they remain near the high levels that followed the COVID-19 outbreak of 2020.

The Yield Curve – Treasuries

Early in the second quarter, US Treasury rates rose significantly as the CPI data released for March and April were both higher than the market expectations. Inflation slowed significantly later in the quarter, but it still remains above the Fed’s target. Ultimately, US Treasury yields ended the quarter approximately 10 to 20 bps higher for maturities of one year or more. The Federal Reserve also issued an updated, more hawkish dot plot at their June meeting, with the median dot projecting only one rate cut in 2024, compared to three cuts projected at their March meeting.

●	10- and 30-year US Treasury bonds closed the second quarter at 4.40% and 4.56%, respectively. During the quarter, the 2-, 5-, 10-, and 30-year rates rose by 13, 16, 20, and 22 bps, respectively.

●	The FOMC acknowledged after its June 2024 meeting that “there has been modest further progress toward its 2 percent inflation objective.” Federal Reserve Chair Jerome Powell emphasized in his recent semiannual testimony before Congress that the Federal Reserve is just as focused on its

Source: Bloomberg*	Source: Bloomberg*

2024 Q2 Portfolio Commentary

mandate to promote maximum employment as it is on fighting inflation. Equity markets continued this year’s rally with the S&P 500 closing the second quarter very near its all-time high.

Investment Grade Spreads: Multifamily

Agency multifamily securities experienced strong performance in the second quarter. Agency CMBS issuance slowed for the third consective quarter, reflective of higher interest rates. Second quarter issuance was down 23% compared to the second quarter of 2023, and was the lightest quarter of Agency CMBS issuance since third quarter of 2015. Ultimately, demand for the sector outweighed the light supply and led to excess return for the quarter.

●	Spreads on conventional GSE multifamily securities tightened relative to Treasuries throughout the quarter; lower supply was unable to keep up with investor demand for Agency CMBS securities.

●	Ginnie Mae permanent MBS experienced a tightening in nominal spreads during the quarter, driven by lighter supply and tightening of conventional GSE multifamily securities. Ginnie Mae construction MBS spreads slightly widened throughout the quarter due to weaker demand. These securities remain attractive and continue to offer the widest yield spread of any agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

Historical Multifamily Spreads
June 2022 - June 2024
Spreads to 10-Year Treasury in Basis Points
Percentage
200
180
160
140
120
100
80
60
40
20
0
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Jun-22
Dec-22
Jun-23
Dec-23
Jun-24
GNMA Permanent
GNMA Construction/Permanent
FNMA Multifamily 10/9.5 DUS
10-year Treas (right axis)

Source: HIT, Securities Dealers and Bloomberg*

●	Total agency multifamily issuance for the second quarter was lower given the high interest rate environment and increased market volatility, coming in at $23 billion versus $29 billion a year prior. Total agency multifamily issuance for 2023 was $115 billion versus $160 billion for all of 2022.

●	The 2023 multifamily loan purchase caps for Fannie Mae and Freddie Mac were $75 billion for each enterprise, which decreased from $78 billion in 2022 and reflected an anticipated contraction of the multifamily originations market in 2023. The GSE’s finished 2023 well under the $75 billion purchase cap with Fannie Mae and Freddie Mac purchasing $53 and $52 billion respectively. For 2024, FHFA has further reduced purchase caps to $70 billion for each enterprise. To ensure a strong focus on affordable housing and traditionally underserved markets, FHFA will continue to require that at least 50% of their multifamily business be affordable housing.

2024 Q2 Portfolio Commentary

Market Outlook

Economic data from the second quarter indicated progress towards achieving an economic "soft landing," where the Federal Reserve's series of interest rate increases temper economic growth without inducing a recession. The Fed has kept interest rates on hold since July 2023, awaiting the effects of its earlier tightening of monetary policy before making any decisions regarding the future path of interest rates. With labor demand cooling gradually and both prices and wage growth slowing, average hourly earnings have outpaced CPI for more than a year. While not definitive, this trend presents a positive sign for future economic growth. The Bloomberg survey median expected Real GDP growth for 2024 is more than 2%.

Single family home prices again set a record in the second quarter, and unless mortgage rates fall significantly from their current high levels, demand for rental housing in 2024—especially for affordable units—should continue. According to the National Low Income Housing Coalition, the typical worker earning the minimum wage in the US needs to work 113 hours per week to pay for an unsubsidized two-bedroom apartment or 95 hours for a one-bedroom apartment.

The affordable housing crisis falls hardest on Americans least able to bear it. The HIT’s mission of building affordable housing while generating competitive risk-adjusted returns for its investors remains as important as ever. The HIT has a proven track record of investing in both affordable and market rate housing, often using flexible financing tools that can create a competitive advantage. In addition, the HIT’s portfolio continues to offer an attractive yield advantage, liquidity, diversification from corporate credit, and defensive positioning relative to other core fixed income managers.

2024 Q2 Portfolio Commentary

Market Data

Second Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	0.10%	0	5.93
Agencies	0.76%	13	3.31
Single family Agency MBS (RMBS)	0.07%	-9	6.08
Corporates	-0.09%	-4	6.92
Commercial MBS (CMBS)	0.68%	24	4.23
Asset-backed securities (ABS)	0.98%	17	2.64

Change in Treasury Yields*

Maturity	3/31/24	6/30/24	Change
3 Month	5.362%	5.355%	-0.007%
6 Month	5.315%	5.322%	0.007%
1 Year	5.024%	5.110%	0.086%
2 Year	4.620%	4.753%	0.133%
3 Year	4.409%	4.550%	0.141%
5 Year	4.212%	4.377%	0.164%
7 Year	4.208%	4.373%	0.165%
10 Year	4.200%	4.396%	0.196%
20 Year	4.452%	4.660%	0.208%
30 Year	4.343%	4.558%	0.216%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2024 Q2 Portfolio Commentary

Portfolio Data as of June 30, 2024

Net Assets	$6,555.21 million
Portfolio Effective Duration	5.97 years	Convexity	0.20
Portfolio Average Coupon	3.66%	Maturity	10.35 years
Portfolio Yield to Worst[1]	5.65%	Portfolio Current Yield[3]	4.05%
Number of Holdings	933	Average Price[4]	89.81

Sector Allocations: 5

Multifamily MBS	74.52%	CMBS – Agency Multifamily^	67.05%
Agency Single-Family MBS	15.61%	Agency Single-Family MBS	15.61%
US Treasury	3.11%	US Treasury Notes/Bonds	3.11%
AAA Private-Label CMBS	0.05%	State Housing Permanent Bonds	5.13%
Multifamily Direct Const. Loans	5.15%	State Housing Construction Bonds	2.38%
Cash & Short-Term Securities	1.56%	Direct Construction Loans	5.15%
		Cash & Short-Term Securities	1.56%
		^ Includes multifamily MBS (60.19%), MF Construction MBS (6.81%), and AAA Private-Label CMBS (0.05%).

Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio:[6]
US Government or Agency	86.60%
AAA	1.65%	East	16.67%
AA	5.04%	Midwest	22.96%
A	0.00%	South	11.00%
Not Rated	5.15%	West	10.53%
Cash	1.56%	National Mortgage Pools	38.84%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	1.56%	5-5.99 years	19.22%	0 – 1 year	4.20%
0-0.99 years	13.74%	6-6.99 years	14.85%	1 – 2.99 years	6.99%
1-1.99 years	2.77%	7-7.99 years	8.03%	3 – 4.99 years	13.34%
2-2.99 years	6.89%	8-8.99 years	2.21%	5 – 6.99 years	23.42%
3-3.99 years	10.18%	9-9.99 years	1.01%	7 – 9.99 years	40.31%
4-4.99 years	9.77%	Over 10 years	9.75%	10 – 19.99 years	8.40%
				Greater than 20 years	3.34%

3 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

4 Portfolio market value weighted by current face.

5 Based on total investments and including unfunded commitments.

6 Excludes cash and short-term equivalents, US Treasury and Agency securities.